Exhibit 99.2

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2017
(in thousands)

	Historical	July 2017 Offering	Baylor Cancer Center	Pro Forma Reflecting Acquisition
ASSETS
Investment properties:
Land and improvements	$201,372	$—	$—	$201,372
Building and improvements	2,577,895	—	256,652	2,834,547
Tenant improvements	15,646	—	234	15,880
Acquired lease intangibles	341,417	—	33,795	375,212
	3,136,330	—	290,681	3,427,011
Accumulated depreciation	(204,516)	—	—	(204,516)
Net real estate property	2,931,814	—	290,681	3,222,495
Real estate held for sale	11,926		—	11,926
Real estate loans receivable	40,258	—	—	40,258
Investment in unconsolidated entities	2,231	—	—	2,231
Net real estate investments	2,986,229	—	290,681	3,276,910
Cash and cash equivalents	117,484	421,051	(290,000)	248,535
Tenant receivables, net	6,882	—	—	6,882
Other assets	85,798	—	—	85,798
Total assets	$3,196,393	$421,051	$681	$3,618,125

LIABILITIES AND EQUITY
Liabilities:
Credit facility	$243,163	$—	$—	$243,163
Notes payable	619,972	—	—	619,972
Mortgage debt	143,543	—	—	143,543
Accounts payable	3,126	—	—	3,126
Dividends and distributions payable	36,485	—	—	36,485
Accrued expenses and other liabilities	36,206	—	—	36,206
Acquired lease intangibles, net	9,433	—	681	10,114
Total liabilities	1,091,928	—	681	1,092,609

Redeemable noncontrolling interest - partially owned properties	11,931	—	—	11,931

Equity:
Total shareholders' equity	2,020,843	421,051	—	2,441,894
Total noncontrolling interests	71,691	—	—	71,691
Total equity	2,092,534	421,051	—	2,513,585
Total liabilities and equity	$3,196,393	$421,051	$681	$3,618,125

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

Physicians Realty L.P.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2017
(in thousands)

	Historical	July 2017 Offering	Baylor Cancer Center	Pro Forma Reflecting Acquisition
ASSETS
Investment properties:
Land and improvements	$201,372	$—	$—	$201,372
Building and improvements	2,577,895	—	256,652	2,834,547
Tenant improvements	15,646	—	234	15,880
Acquired lease intangibles	341,417	—	33,795	375,212
	3,136,330	—	290,681	3,427,011
Accumulated depreciation	(204,516)	—	—	(204,516)
Net real estate property	2,931,814	—	290,681	3,222,495
Real estate held for sale	11,926	—	—	11,926
Real estate loans receivable	40,258	—	—	40,258
Investment in unconsolidated entities	2,231	—	—	2,231
Net real estate investments	2,986,229	—	290,681	3,276,910
Cash and cash equivalents	117,484	421,051	(290,000)	248,535
Tenant receivables, net	6,882	—	—	6,882
Other assets	85,798	—	—	85,798
Total assets	$3,196,393	$421,051	$681	$3,618,125

LIABILITIES AND CAPITAL
Liabilities:
Credit facility	$243,163	$—	$—	$243,163
Notes payable	619,972	—	—	619,972
Mortgage debt	143,543	—	—	143,543
Accounts payable	3,126	—	—	3,126
Dividends and distributions payable	36,485	—	—	36,485
Accrued expenses and other liabilities	36,206	—	—	36,206
Acquired lease intangibles, net	9,433	—	681	10,114
Total liabilities	1,091,928	—	681	1,092,609

Redeemable noncontrolling interest - partially owned properties	11,931	—	—	11,931

Capital:
Total partners' capital	2,091,886	421,051	—	2,512,937
Total noncontrolling interests - partially owned properties	648	—	—	648
Total capital	2,092,534	421,051	—	2,513,585
Total liabilities and capital	$3,196,393	$421,051	$681	$3,618,125

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Physicians Realty Trust and Physicians Realty L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets

Basis of Presentation

The Unaudited Pro Forma Condensed Consolidated Balance Sheets of Physicians Realty Trust (together with its consolidated subsidiaries, including Physicians Realty L.P., the "Company") and Physicians Realty L.P. (together with its consolidated subsidiaries, the “Operating Partnership”) as of March 31, 2017 reflect the Company’s acquisition of the Baylor Charles A. Sammons Cancer Center, a multi-tenant, on-campus medical office building located in Dallas, Texas (the "Baylor Cancer Center") through a subsidiary of the Operating Partnership. The Baylor Cancer Center was subject to existing leases, and as such, was accounted for as a business combination and recorded at preliminary estimated fair value, which approximated the purchase price, exclusive of acquisition costs, which were expensed. The purchase price of approximately $290.0 million was fully funded from proceeds from the Company's unsecured revolving credit facility and the purchase price fair value estimates were completed in accordance with the Company's accounting policy. For the purpose of these pro forma condensed consolidated balance sheets, the purchase of the Baylor Cancer Center is shown as being funded from proceeds of the Company's follow-on public offering of common shares in July 2017, as proceeds from the offering were used to repay borrowings on the Company's unsecured revolving credit facility.

Notes and Management Assumptions

The historical consolidated balance sheets of the Company prior to the acquisition of the Baylor Cancer Center have been derived from the unaudited consolidated balance sheets included in the Company’s and the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the Securities and Exchange Commission (“SEC”) on May 5, 2017.

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2017
(in thousands, except share and per share data)

	Historical	July 2017 Offering	Baylor Cancer Center	Pro Forma Reflecting Acquisition
Revenues:
Rental revenues	$59,092	$—	$3,235	$62,327
Expense recoveries	16,354	—	1,844	18,198
Interest income on real estate loans and other	1,220	—	166	1,386
Total revenues	76,666	—	5,245	81,911
Expenses:
Interest expense	9,815	—	—	9,815
General and administrative	4,736	—	—	4,736
Operating expenses	22,089	—	1,878	23,967
Depreciation and amortization	27,933	—	2,379	30,312
Acquisition expenses	5,405	—	641	6,046
Total expenses	69,978	—	4,898	74,876
Income before equity in income of unconsolidated entities:	6,688	—	347	7,035
Equity in income of unconsolidated entities	28	—	—	28
Net income	6,716	—	347	7,063
Net income attributable to noncontrolling interests
Operating Partnership	(147)	—	(8)	(155)
Partially owned properties	(167)	—	—	(167)
Net income attributable to controlling interests	6,402	—	339	6,741
Preferred distributions	(211)	—	—	(211)
Net income attributable to common shareholders	$6,191	$—	$339	$6,530
Net income per share:
Basic	$0.04			$0.04
Diluted	$0.04			$0.04
Weighted average common shares:
Basic	138,986,629	21,500,000		160,486,629
Diluted	142,605,930	21,500,000		164,105,930

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2016
(in thousands, except share and per share data)

	Historical	July 2017 Offering	Baylor Cancer Center	2016 Acquisition Properties	Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$186,301	$—	$12,941	$23,142	$222,384
Expense recoveries	45,875	—	7,326	8,028	61,229
Interest income on real estate loans and other	8,858	—	503	26	9,387
Total revenues	241,034	—	20,770	31,196	293,000
Expenses:
Interest expense	23,864	—	—	2,952	26,816
General and administrative	18,397	—	—	—	18,397
Operating expenses	65,999	—	7,461	10,869	84,329
Depreciation and amortization	86,589	—	9,516	10,626	106,731
Acquisition expenses	14,778	—	641	—	15,419
Total expenses	209,627	—	17,618	24,447	251,692
Income before equity in income of unconsolidated entities:	31,407	—	3,152	6,749	41,308
Equity in income of unconsolidated entities	115	—	—	—	115
Net income	31,522	—	3,152	6,749	41,423
Net income attributable to noncontrolling interests:
Operating Partnership	(825)	—	(82)	(177)	(1,084)
Partially owned properties	(716)	—	—	—	(716)
Net income attributable to controlling interest	29,981	—	3,070	6,572	39,623
Preferred distributions	(1,857)	—	—	—	(1,857)
Net income attributable to common shareholders	$28,124	$—	$3,070	$6,572	$37,766
Net income per share:
Basic	$0.22				$0.24
Diluted	$0.22				$0.24
Weighted average common shares:
Basic	126,143,114	21,500,000		7,140,369	154,783,483
Diluted	130,466,893	21,500,000		7,140,369	159,107,262

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2017
(in thousands, except unit and per unit data)

	Historical	July 2017 Offering	Baylor Cancer Center	Pro Forma Reflecting Acquisition
Revenues:
Rental revenues	$59,092	$—	$3,235	$62,327
Expense recoveries	16,354	—	1,844	18,198
Interest income on real estate loans and other	1,220	—	166	1,386
Total revenues	76,666	—	5,245	81,911
Expenses:
Interest expense	9,815	—	—	9,815
General and administrative	4,736	—	—	4,736
Operating expenses	22,089	—	1,878	23,967
Depreciation and amortization	27,933	—	2,379	30,312
Acquisition expenses	5,405	—	641	6,046
Total expenses	69,978	—	4,898	74,876
Income before equity in income of unconsolidated entities:	6,688	—	347	7,035
Equity in income of unconsolidated entities	28	—	—	28
Net income	6,716	—	347	7,063
Net income attributable to noncontrolling interests - partially owned properties	(167)	—	—	(167)
Net income attributable to controlling interest	6,549	—	347	6,896
Preferred distributions	(211)	—	—	(211)
Net income attributable to common unitholders	$6,338	$—	$347	$6,685
Net income per common unit:
Basic	$0.04			$0.04
Diluted	$0.04			$0.04
Weighted average common units:
Basic	142,172,746	21,500,000		163,672,746
Diluted	142,605,930	21,500,000		164,105,930

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2016
(in thousands, except unit and per unit data)

	Historical	July 2017 Offering	Baylor Cancer Center	2016 Acquisition Properties	Pro Forma Reflecting Acquisitions
Revenues:
Rental revenues	$186,301	$—	$12,941	$23,142	$222,384
Expense recoveries	45,875	—	7,326	8,028	61,229
Interest income on real estate loans and other	8,858	—	503	26	9,387
Total revenues	241,034	—	20,770	31,196	293,000
Expenses:
Interest expense	23,864	—	—	2,952	26,816
General and administrative	18,397	—	—	—	18,397
Operating expenses	65,999	—	7,461	10,869	84,329
Depreciation and amortization	86,589	—	9,516	10,626	106,731
Acquisition expenses	14,778	—	641	—	15,419
Total expenses	209,627	—	17,618	24,447	251,692
Income before equity in income of unconsolidated entities:	31,407	—	3,152	6,749	41,308
Equity in income of unconsolidated entities	115	—	—	—	115
Net income	31,522	—	3,152	6,749	41,423
Net income attributable to noncontrolling interests - partially owned properties	(716)	—	—	—	(716)
Net income attributable to controlling interest	30,806	—	3,152	6,749	40,707
Preferred distributions	(1,857)	—	—	—	(1,857)
Net income attributable to common unitholders	$28,949	$—	$3,152	$6,749	$38,850
Net income per common unit:
Basic	$0.22				$0.25
Diluted	$0.22				$0.24
Weighted average common units:
Basic	129,835,209	21,500,000		7,140,369	158,475,578
Diluted	130,466,893	21,500,000		7,140,369	159,107,262

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Physicians Realty Trust and Physicians Realty L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Basis of Presentation

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2017 and the year ended December 31, 2016 include the historical operations of the Company and the Operating Partnership and have been derived from the unaudited consolidated statement of income included in the Company’s and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 filed with the SEC on May 5, 2017 and the audited consolidated statement of operations included in the Company's and the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017 (the "2016 Annual Report"). Each of the Company’s and the Operating Partnership's historical operations have been adjusted to take into consideration the following acquisitions as if they occurred on January 1, 2016.

During the second quarter of 2017, the Company acquired the Baylor Cancer Center through a subsidiary of the Operating Partnership. Historical financial results for the periods presented for the Baylor Cancer Center are included elsewhere in this Form 8-K/A. Financial results for the period ended March 31, 2017 and for the year ended December 31, 2016 related to the Baylor Cancer Center prior to their acquisition represents the results of operations under the previous owners and are included in the column labeled Baylor Cancer Center and adjusted as noted under “Notes and Management Assumptions.”

During 2016, the Company, through subsidiaries of the Operating Partnership, completed the acquisition from regional health systems controlled by Catholic Health Initiatives (“CHI”) of 49 medical office facilities representing approximately 3,016,926 net leasable square feet (the "2016 CHI Portfolio"). Historical financial results and other information related to the 2016 CHI Portfolio was included in a previously filed Form 8-K/A, filed on July 26, 2016. Financial results prior to their acquisition represents the results of operations under the previous owners and are included in the column labeled "2016 Acquisition Properties" and adjusted as noted under "Notes and Management Assumptions" below. Operating results for the 2016 Acquisition Properties since their acquisition date are included in the Company’s historical results of operations, including acquisition costs associated with the properties.

Notes and Management Assumptions

Revenue and operating expenses for the Baylor Cancer Center are based upon the historical operations under the property's previous ownership. Depreciation and amortization expenses are pro forma adjustments based upon the Company's ownership, utilizing its own depreciation and amortization policies outlined in the 2016 Annual Report. Net income attributable to noncontrolling interests is calculated based on the Company's ownership percentage of the Operating Partnership as of the end of each period.

Revenues and expenses for the 2016 Acquisition Properties are pro forma adjustments for the period in 2016 during which these properties were not owned by the Company and are based on the historical operations of these properties since being acquired by the Company during 2016. Interest expense is a pro forma adjustment relating to the incremental expense associated with borrowings used to finance the 2016 CHI Portfolio as if those borrowings had been outstanding for the period prior to acquisition based upon the Company’s average borrowing rate on its unsecured credit facility. Depreciation and amortization expense are pro forma adjustments based upon the Company’s ownership, utilizing its own depreciation and amortization policies outlined in the 2016 Annual Report. Net income attributable to noncontrolling interests is calculated based on the Company’s ownership percentage of the Operating Partnership as of the end of each period.